Exhibit 99.1

AAR CORP. Cowen and Company 37th Annual Aerospace/Defense & Transportation Conference February 4, 2016

Forward-Looking Statements 2 This presentation includes certain statements relating to future results, which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on beliefs of Company management, as well as assumptions and estimates based on information currently available to the Company, and are subject to certain risks and uncertainties that could cause actual results to differ materially from historical results or those anticipated, including those factors discussed under Item 1A, entitled “Risk Factors,” included in the Company’s Form 10-K for the fiscal year ended May 31, 2015. Should one or more of these risks or uncertainties materialize adversely, or should underlying assumptions or estimates prove incorrect, actual results may vary materially from those described. These events and uncertainties are difficult or impossible to predict accurately and many are beyond the Company’s control. The Company assumes no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. For additional information, see the comments included in AAR’s filings with the Securities and Exchange Commission.

Company Overview 3

Established Player Serving the Global Aviation Services Market 4 Leading provider of: Aviation Services Expeditionary Services to commercial and defense / govt. markets NYSE: AIR $1.7B revenue Over 60 years as a market leader in aviation support Over 4,500 employees in over 20 countries Customer-centric business model

5 Path to “New” AAR Recent Corporate Developments Sold Telair Cargo Group – Telair Europe, Nordisk and U.S. Cargo loading manufacturing units Transaction value = $733 million Net Proceeds greater than $600 million (after cash taxes and expenses) Pre-tax gain of approximately $225 million Discontinued Operations of Precision Systems Manufacturing Recorded impairment charges of $55 million in FY2015 Sale process ongoing and expected to be finalized in FY2016 Recapitalization Redeemed $325 million 7.25% High Yield Notes $45.6 million make-whole premium $23.6 million in annual interest cost savings Refinanced revolving credit facility Improved credit ratings S&P upgraded AAR Corp. to BB+, with stable outlook Received Board authorization for $250 million share repurchase Completed Dutch Tender in May 2015 for $133.5 million Reduction of approximately 20% of corporate costs Executing Portfolio Optimization & Recapitalization

6 Path to “New” AAR Rationale for Transactions Repositions AAR as an industry-leading aviation services company: Streamlined operations Renewed focus on higher-margin activities Delivering best-in-class services to customers Value for AAR’s shareholders: Unlocked significant capital to pay down high-cost debt and repurchase shares Positions the Company to invest in long-term growth in its core services business Simpler and More Focused Company

Company Overview 7 Aftermarket Parts Supply Aviation Services ~$1.4B Airlift Mobility Expeditionary Services ~$0.3B Supply chain programs Distribution Trading Repair management Fixed- and rotary-wing expeditionary airlift services -Passenger -Cargo -Combi Mission support, logistics resupply and training Pallets, containers, shelter systems and accessories Support services and special mission projects Commercial and government end-markets Government end-markets MRO Aircraft maintenance and modifications Component repair Landing gear and wheels and brakes repair Engineering services

Aviation Services Aftermarket Parts Supply 8 Power by the hour / Rotable 1,000+ aircraft supported from 50 locations Over 250,000 ROs / year Expendable 200,000+ annual shipments 155,000 part numbers supported Over 900 customers worldwide Sales of OEM new parts to: Commercial aviation Defense aviation 50+ OEM distributorships 20,000+ line items available ~$70M inventory on hand Supply Chain Programs > 1 million parts stocked (airframe and engine) Offices and stocking locations in 12 countries Sales, exchanges, leases, consignments >$300M inventory on hand Parts Trading Objective to lower repair costs and shorten repair cycle Primary services: Repair and warranty management Supplier and contract management Strategic sourcing Manage $750M of spend for 4,000+ aircraft

Aviation Services | MRO

Airframe Maintenance Facilities



Oklahoma City
- Regional & Narrow body
- 300,000 sf in six hangars
- Full airframe paint capabilities



Indianapolis
- Narrow & Wide body
- 1.1 Million sf in 10 hangars
- Full airframe paint capabilities


AAR

Miami
- Narrow & Wide body
- 226,000 sf in three hangars
- Full airframe paint capabilities



Duluth
- Regional & Narrow body
- 80,000 sf open hangar floor space



Lake Charles
- Narrow and Wide body
- Capable of handling aircraft as large as A380
- 520,000 sf facility in six hangars

MRO	**#1 MRO** of the Americas	**5 million** Man hours	**1,082** aircraft maintained, repaired or overhauled	**Rockford** 6th Facility Under Construction
Landing Gear & Component Services	**120,000sf** Landing Gear facility	**>300** Landing Gear Customers	**250,000sf** Component Services facilities	**>10,000** High-value serviced components

AAR® Celebrating 60 years

Note: AAR announced closure of Hot Springs facility in July 2015.

9

Expeditionary Services 10 Airlift Mobility Rotary & fixed wing flight operations Austere environments Search & rescue Personnel, cargo, combi, and external cargo capable Day, night, & all-weather operations Shelter systems – transportable by air, land and sea and patented for rapid on- and off-loading ISU containers – customizable shipping and storage of equipment, spare parts, high value cargo Expeditionary systems – mobile power, water purification, maintenance & calibration shops Palletized systems - custom pallets & platforms for short-term storage and quick movement of cargo

Serving Niche and Growing Aviation Markets

Global MRO Market


$B
~$61
~$90
~21%
~22%
~20%
~23%
Modifications
Heavy Airframe
Line
Components
Engine
2013
2023

Macro Trend

- Continued MRO outsourcing
- OEM push into certain MRO markets
- Overseas wide-body aircraft maintenance

AAR Impact/ Response

- ✓ AAR growth
- -- Margin pressure
- ✓ Opening of Lake Charles low-cost facility

Parts Distribution & Surplus Parts Market


$B
~$12
~$17
~67%
~68%
B&GA* Surplus
B&GA* Distribution
Military Surplus
Military Distribution
Air Transport Surplus
2013
2021

Macro Trend

- Single-digit growth
- Deferred aircraft retirement in response to lower oil prices
- Next-generation aircraft

AAR Impact/ Response

- ✓ AAR taking market share
- ✓ Pipeline of opportunities
- ✓ Plans to build capabilities

AAR Celebrating 60 years

* B & GA = Business and General Aviation
Source: ICF International

Denotes AAR market presence

11

Strong Customer Relationships 12 NATO U.S. DoD U.K. MoD Colombian Air Force U.S. Marshals Service Airlines OEMs Cargo & Leasing Government

Financial Performance 13

Navigated Through Five Major Industry Cycles 14 Arab Oil Embargo Fuel Crisis Conflicts in Iran Economic Downturn Gulf War September 11 Attacks “Great Recession” 11% CAGR Sales ($B) After Each Down Cycle, AAR Has Emerged as a Stronger Company Sale of Telair Cargo Group - 0.5 1.0 1.5 2.0 2.5 1970 1971 1972 1973 1974 1975 1976 1977 1978 1979 1980 1981 1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015

2Q FY2016 Highlights Sales of $423.8 million, up 5.1% from prior year $33.7 million growth (10.3%) in Aviation Services $13.2 million decline (17.1%) in Expeditionary Services Diluted EPS of $0.30 per share from continuing operations Gross profit % decline from 16.7% to 14.1% year-over-year due primarily to lower sales in Expeditionary Services SG&A at 10.0% of sales, versus 10.4% in Q1 Further improvement will come from increasing sales Generated $47.7 million in operating cash flow Reduced net debt by $43.4 million in the quarter

2Q FY2016 Income Statement Highlights Significant Top-Line Growth Prior Year Prior Quarter in millions except EPS 2Q 16 2Q 15 1Q 16 PY PQ Sales $423.8 $403.3 $377.8 $20.5 $46.0 Gross Profit $59.9 $67.2 $54.5 ($7.3) $5.4 % Margin 14.1% 16.7% 14.4% (2.5%) (0.3%) SG&A $42.5 $40.1 $39.4 ($2.4) ($3.1) % Margin 10.0% 9.9% 10.4% (0.1%) 0.4% Operating Income $17.3 $27.7 $14.8 ($10.4) $2.5 % Margin 4.1% 6.9% 3.9% (2.8%) 0.2% Net Interest Expense $1.5 $6.5 $1.9 $5.0 $0.4 Income Tax $5.3 $7.3 $4.4 $2.0 ($0.9) Income from Continuing Ops. $10.4 $13.9 $8.2 ($3.5) $2.2 Avg. Dil Shares 34.6 39.1 35.1 4.5 0.5 Diluted EPS - Continuing Ops $0.30 $0.35 $0.23 ($0.05) $0.07 Total Net Income $8.0 $15.2 $22.9 ($7.2) ($14.90) Total EPS - Diluted $0.23 $0.38 $0.65 ($0.15) ($0.42) Variance Better / (Worse)

2Q FY2016 Leverage & Liquidity Levels $ in million ($ in million) Q4’13 Q1’14 Q2’14 Q3’14 Q4’14 Q1’15 Q2’15 Q3’15 Q4’15 Q1’16 Q2’16 Total Debt 708.6 702.2 680.8 714.4 634.0 627.1 635.3 643.3 154.0 179.5 170.3 Cash 75.3 90.9 98.5 114.7 89.2 81.8 92.6 67.0 54.7 28.7 62.8 Available Cash 417.5 435.9 463.9 439.9 424.5 417.0 387.4 346.5 491.4 414.0 447.9 Total Debt / LTM EBITDA 2.9x 2.9x 2.8x 3.0x 2.7x 3.3x 2.7x 3.2x.* 1.3x 1.6x 1.4x ** Net Debt / LTM EBITDA 2.6x 2.5x 2.4x 2.5x 2.3x 2.9x 2.3x 2.9x* 0.8x 1.4x 0.9x ** * Credit metrics temporarily higher due to pending High Yield Notes redemption. ** Based on annualized last 6 months of EBITDA Net Debt Evolution Strong Delevering Trend $151 $108 $435 $634 $611 $582 $600 $545 $545 $543 $576 $98 $151 May.2013 Aug.2013 Nov.2013 Feb.2014 May.2014 Aug.2014 Nov.2014 Feb.2015 May.2015 Aug.2015 Nov.2015

2Q FY2016 Debt Composition Maturity Tower $ in million ($ in million) 2016 2017 2018 2019 2020 2021 2022 Revolver 105 as of 11/30/15 DBJ 10.0 Convert 2.25% 25.3 * IRB 25.0 * $25.3 million remaining balance of converts will be retired on March 1, 2016, with available cash and liquidity Modest Debt Retirement Profile $500 $25 $10 $25 $105 FY 2016 FY 2017 FY 2018 FY 2019 FY 2020 FY 2021 FY 2022

Key Investment Highlights 19 Commitment to Strong Shareholder Returns Sharper focus on services businesses following recent transformation Long-term aftermarket growth Strong and deep relationships with key industry players Time-proven, value-added service provider Strong balance sheet with substantial available liquidity

OUR Mission To be the best at designing and delivering technical, operational and financial solutions to enhance the efficiency and competitiveness of our commercial aviation and government customers. DOING IT RIGHT